FIRST AMENDMENT AND WAIVER dated as of March 27, 1998
                        (the "First Amendment and Waiver") to the CREDIT AGREEMENT dated as of October 16, 1997 (the "Credit Agreement") between TECHNOLOGY FLAVORS & FRAGRANCES, INC., a Delaware corporation having its principal place of business at 10 Edison Street East, Amityville, New York 11701 (the "Borrower") and THE CHASE MANHATTAN BANK, a New York banking corporation, having an office at 395 North Service Road, Suite 302, Melville, New York 11747 (the "Bank").

WHEREAS, the Borrower has requested and the Bank has agreed, subject to the terms and conditions of this FIRST AMENDMENT AND WAIVER, to amend and waive compliance with certain provisions of the Credit Agreement to reflect the requests herein set forth;

WHEREAS, in consideration of the Bank's agreement to provide this First Amendment and Waiver, the parties have agreed, among other things, to eliminate the ability of the Borrower to convert the outstanding principal balance under the Revolving Credit Commitment to Term Loan A;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

      1.    Waiver of ARTICLE 8. AFFIRMATIVE COVENANTS. Section 8.10,
            Subsidiaries.

            Compliance with Section 8.10 of the Credit Agreement is hereby waived to the extent so as not to require the Borrower to cause Technology Flavors and Fragrances Chile S. A., a wholly owned Subsidiary of the Borrower formed subsequent to the Closing Date, to provide the Bank with a security interest in its assets to collateralize its Guaranty.

      2. Waiver of ARTICLE 10. FINANCIAL COVENANTS. Section 10.1. Consolidated Funded Debt To Consolidated EBITDA.

            Compliance with Section 10.1 of the Credit Agreement is hereby waived solely for the fiscal year ending December 31, 1997 to permit the ratio Consolidated Funded Debt To Consolidated EBITDA of Borrower and its subsidiaries to exceed 2.90 to 1.0, provided, however, that such ratio did not exceed 4.83 to 1.0 for such fiscal year end.

      3.    Waiver of ARTICLE 10. FINANCIAL COVENANTS. Section 10.4. No Losses.

            Compliance with Section 10.4 of the Credit Agreement is hereby waived solely to permit the Borrower and its subsidiaries to incur a consolidated net loss for the fiscal year ended December 31, 1997, provided, however, that such net loss did not exceed $648,158 for such fiscal year end.

      4. Amendment to Article 1. Definitions; Accounting Terms. Section 1.1 Definitions.

            (i) The definition of "Revolving Credit Termination Date" is hereby amended by deleting it in its entirety and by substituting therefor the following:

                  ""Revolving Credit Termination Date" means the earlier to occur of (a) the date upon which the Revolving Credit Commitment shall terminate in accordance with the terms hereof and (b) March 31, 1999."

            (ii) The definitions of "Term Loan A" and "Term Loan A Note" are hereby amended by deleting each such defined terms in their entirety. In addition all references to "Term Loan A" and "Term Loan A Note" contained in the Credit Agreement shall be deemed to have been deleted in their entirety.

      5. Amendment to Article 2. Revolving Credit Facility. Section 2.7. Conversion to Term Loan.

            Section 2.7 of the Credit Agreement is hereby deleting it in its entirety and by substituting therefor the following:

                  "Section 2.7. "Intentionally omitted."

      6.    Amendment to ARTICLE 4. GENERAL CREDIT PROVISIONS; FEES AND
            PAYMENTS.

            Article 4 of the Credit Agreement is hereby amended by the addition of a new Section 4.7. as follows:

                  "Section 4.7. Additional Fees.

                  (a) In the event that the Borrower has terminated the Revolving Credit Commitment and repaid in full all loans outstanding under the Revolving Credit Commitment and Term Loan B on or prior to July 1, 1998, (the "Termination Date") the Borrower shall pay to the Bank a fee in the amount of $50,000 in consideration of the Bank entering into the First Amendment and Waiver. Such fee shall be payable on the Termination Date and shall be in addition to the fee payable to the Bank pursuant to Section 2.6. (c).

                  (b) Anything contained herein to the contrary notwithstanding, in the event that the Borrower has not terminated the Revolving Credit Commitment and repaid in full of all loans outstanding under the Revolving Credit Commitment and Term Loan B on or prior to July 1, 1998, the Borrower shall pay to the Bank a fee in the amount of $75,000 in consideration of the Bank entering into the First Amendment and Waiver on July 1, 1998. Such fee shall be in addition to the fee payable to the Bank pursuant to Section 2.6. (c).

      7. Amendment to ARTICLE 9. NEGATIVE COVENANTS. Section 9.1. Indebtedness (d) and (e).

            (a) Section 9.1. (d) of the Credit Agreement is hereby amended by deleting it in its entirety and by substituting therefor the following:

                  "(d) Indebtedness of the borrower to any Subsidiary that is a Guarantor (other than Technology Flavors and Fragrances Chile S.A., which is prohibited) or of any Subsidiary that is a Guarantor (other than Technology Flavors and Fragrances Chile S.A.) to the Borrower or another such Subsidiary."

            (b) Section 9.1(e) of the Credit Agreement is hereby amended by inserting the words "(other than Technology Flavors and Fragrances Chile S.A.) after the word "Guarantor" in the second line thereof.

      8.    Amendment to ARTICLE 9. NEGATIVE COVENANTS. Section 9.2. Liens. (h).

            Section 9.2 (h) of the Credit Agreement is hereby amended by inserting the following at the end of such Section.

                  "Notwithstanding anything to the contrary contained in this
            Section 9.2, Technology Flavors and Fragrances Chile S.A. shall not be permitted to incur purchase money Liens."

      9.    Amendment to ARTICLE 9. NEGATIVE COVENANTS. Section 9.3.
            Investments.

            (a) Section 9.3 of the Credit Agreement is hereby amended by deleting the phrase "except that the Borrower may make loans or advances to or otherwise invest in any Guarantor" in the fourth and fifth lines thereof, and by substituting therefor the following:

                  "except that the Borrower may make loans or advances to or otherwise invest in any Guarantor (other than Technology Flavors and Fragrances Chile S.A.)"

            (b) Section 9.3 of the Credit Agreement is further amended by inserting the words "(except Technology Flavors and Fragrances Chile S.A.)" after the words "any Subsidiary of the Borrower" in the eighth line thereof.

      10. Amendment to ARTICLE 10. FINANCIAL COVENANTS. Section 10.1. Consolidated Funded Debt To Consolidated EBITDA.

            Section 10.1 of the Credit Agreement is hereby amended by deleting it in its entirety and by substituting therefor the following:

            "Maintain a ratio of Consolidated Funded Debt To Consolidated EBITDA at all times (i) from and including December 31, 1997 through and including March 30, 1998 of not more than 4.83 to 1.00, (ii) from March 31, 1998 through and including June 29, 1998 of not more than
            10.95 to 1.00, (iii) from June 30, 1998 through and including September 29, 1998 of not more than 16.52 to 1.00, (iv) from September 30, 1998 through and including December 30, 1998 of not more than 6.80 to 1.00, and (v) from December 31, 1998 and at all times thereafter of not more than 3.52 to 1.00."

      11. Amendment to ARTICLE 10. FINANCIAL COVENANTS. Section 10.3. Consolidated Debt Service Coverage Ratio.

            Section 10.3 of the Credit Agreement is hereby amended by deleting it in its entirety and by substituting therefor the following:

                  "Maintain a Consolidated Debt Service Coverage Ratio at all times (i) from and including December 31, 1997 through and including March 30, 1998 of not less than 1.16 to 1.00, (ii) from March 31, 1998 through and including June 29, 1998 of not less than 0.50 to 1.00, (iii) from June 30, 1998 through and including September 29, 1998 of not less than 0.30 to 1.00,
                  (iv) from September 30, 1998 through and including December 30, 1998 of not less than 0.90 to 1.00, and (v) from December 31, 1998 and at all times thereafter of not less than 1.90 to 1.00."

      12.   Amendment to ARTICLE 10. FINANCIAL COVENANTS. Section 10.4. No
            Losses.

            Section 10.4 of the Credit Agreement is hereby amended by deleting it in its entirety and by substituting therefor the following:

                  "(i) Not suffer a net loss, on a consolidated basis in excess of $350,000 for the fiscal quarter ending March 31, 1998 and
                  (ii) shall not permit net income, on a consolidated basis to fall below (x) $250,000 for the fiscal quarter ending June 30, 1998, (y) $300,000 for the fiscal quarter ending September 30, 1998 and (z) $1.00 for the fiscal quarter ending December 31, 1998 and for each fiscal quarter thereafter. For purposes of this Section 10.4, consolidated net income (or net loss, as applicable) shall include extraordinary losses and extraordinary gains in each such fiscal quarter."

This FIRST AMENDMENT AND WAIVER and Note Modification Agreement (as hereinafter defined) shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said State.

All capitalized terms not otherwise defined herein are used with the respective meanings given to such terms in the Credit Agreement.

Except as expressly amended or waived hereby, the Credit Agreement shall remain in full force and effect in accordance with the original terms thereof and are hereby ratified and affirmed. This FIRST AMENDMENT AND WAIVER herein contained is limited specifically to the matters set forth above and does not constitute directly or by implication an amendment or waiver of any other provision of the Credit Agreement or any default which may occur or may have occurred under the Credit Agreement. This FIRST AMENDMENT AND WAIVER supersedes any prior negotiations, agreements, understandings or arrangements, or written and verbal communications by the Bank to the Borrower with regard to the matters set forth herein and this FIRST AMENDMENT AND WAIVER together with the Credit Agreement and the Facility Documents contain the entire understanding and agreement of the parties with respect to the subject matter contained herein.

Please be advised that any requests for additional waivers and/or amendments to the Credit Agreement will be evaluated by the Bank when formally requested in writing by the Borrower and subject to approval by the Bank, in its sole discretion. All amendments and waivers shall be subject to the provisions of
Section 12.1 of the Credit Agreement..

The Borrower hereby represents and warrants that, after giving effect to this FIRST AMENDMENT AND WAIVER, (i) all representations and warranties contained in
Article 7 of the Credit Agreement shall be deemed restated and are true and correct as of the date hereof and (ii) no Event of Default or event which with the giving of notice or lapse of time or both would constitute an Event of Default exists under the Credit Agreement or any documents relating thereto; and no right of offset, defense, counterclaim or objection in favor of the Borrower arising out of or with respect to the Obligations exists..

This FIRST AMENDMENT AND WAIVER may be executed in any number of counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one FIRST AMENDMENT AND WAIVER. This FIRST AMENDMENT AND WAIVER shall become effective when the Bank shall have received
(x) the Note Modification Agreement in the form attached hereto as Exhibit A (the "Note Modification Agreement"), (y) the Guarantee executed by Technology Flavors and Fragrances Chile S.A. together with the corporate documentation of the kind required pursuant to Sections 6.1 (ii) and (iii) and (z) counterparts of this FIRST AMENDMENT AND WAIVER duly executed by an authorized signer of each of the parties hereto. The Note Modification Agreements shall be subject to the terms and conditions contained in the Credit Agreement and shall be entitled to the benefits thereof.

IN WITNESS WHEREOF, the Borrower and the Bank have caused this FIRST AMENDMENT AND WAIVER to be duly executed by their duly authorized officers, all as of the day and year first above written.

TECHNOLOGY FLAVORS & FRAGRANCES, INC.


By: /s/ Joseph A. Gemmo
    -------------------
Name:   Joseph A. Gemmo
Title:  Vice President and Chief
        Financial Officer

THE CHASE MANHATTAN BANK


By: /s/ Scott M. Creaven
    --------------------
Name:   Scott M. Creaven
Title:  Vice President

The undersigned, not a party to the Credit Agreement but a Guarantor under a separate Guarantee dated as of October 16, 1997 in favor of The Chase Manhattan Bank (the "Guarantee") hereby consents, accepts and agrees to the terms of the FIRST AMENDMENT AND WAIVER and the Note Modification Agreement contained herein and reaffirms that such Guarantee remains in full force and effect.


TECHNOLOGY FLAVORS & FRAGRANCES, INC. (CANADA)



By: /s/ A. Gary Frumberg
    -------------------------
Name:   A. Gary Frumberg
Title:  Executive Vice President

The undersigned, not a party to the Credit Agreement but a Guarantor under a separate Guarantee dated as of March 27, 1998 in favor of The Chase Manhattan Bank (the "Guarantee") hereby consents, accepts and agrees to the terms of the FIRST AMENDMENT AND WAIVER and the Note Modification Agreement contained herein and reaffirms that such Guarantee remains in full force and effect.


TECHNOLOGY FLAVORS & FRAGRANCES CHILE S.A.



By: /s/ A. Gary Frumberg
    -------------------------
Name:   A. Gary Frumberg
Title:  Executive Vice President

                                   EXHIBIT A-1

                           NOTE MODIFICATION AGREEMENT

            THIS AGREEMENT, made as of March 27, 1998, between TECHNOLOGY FLAVORS AND FRAGRANCES, INC., a Delaware corporation (the "Maker") and THE CHASE MANHATTAN BANK, a New York banking corporation, having an office at 395 North Service Road, Suite 302, Melville, New York 11747 (the "Lender").

                              W I T N E S S E T H :

            WHEREAS, the Maker has executed and delivered to Lender a certain Revolving Credit Note dated October 16, 1997 (the "Revolving Credit Note"); and

            WHEREAS, the maturity date of the Revolving Credit Note is October 31, 1999; and

            WHEREAS, the Maker and the Lender are desirous of changing certain terms of the Revolving Credit Note;

            NOW THEREFORE, the Maker and the Lender agree as follows:

                  1. The date "October 16, 1999" in the fourth line of the Revolving Credit Note shall be changed to "March 31, 1999".

                  2. All other terms of the Revolving Credit Note remain unchanged and in full force and effect.

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                             THE CHASE MANHATTAN BANK


                             By: /s/ Scott M. Creaven
                                -------------------------
                             Vice President


                             TECHNOLOGY FLAVORS & FRAGRANCES, INC.


                             By: /s/ Joseph A. Gemmo
                                -------------------------
                             Name:   Joseph A. Gemmo
                             Title:  Vice President and Chief Financial Officer

                           NOTE MODIFICATION AGREEMENT

            THIS AGREEMENT, made as of March 27, 1998, between TECHNOLOGY FLAVORS AND FRAGRANCES, INC., a Delaware corporation (the "Maker") and THE CHASE MANHATTAN BANK, a New York banking corporation, having an office at 395 North Service Road, Suite 302, Melville, New York 11747 (the "Lender").

                              W I T N E S S E T H :

            WHEREAS, the Maker has executed and delivered to Lender a certain Revolving Credit Note dated October 16, 1997 (the "Revolving Credit Note"); and

            WHEREAS, the maturity date of the Revolving Credit Note is October 16, 1999; and

            WHEREAS, the Maker and the Lender are desirous of changing certain terms of the Revolving Credit Note;

            NOW THEREFORE, the Maker and the Lender agree as follows:

                  1. The date "October 16, 1999" in the fourth line of the Revolving Credit Note shall be changed to "March 31, 1999".

                  2. All other terms of the Revolving Credit Note remain unchanged and in full force and effect.

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                             THE CHASE MANHATTAN BANK


                             By: /s/ Scott M. Creaven
                                -------------------------
                             Vice President


                             TECHNOLOGY FLAVORS & FRAGRANCES, INC.


                             By: /s/ Joseph A. Gemmo
                                -------------------------
                             Name:   Joseph A. Gemmo
                             Title:  Vice President and Chief Financial Officer